NUMBER
BRF 0005

B. RILEY FINANCIAL, INC.

Incorporated under the Laws of the State of Delaware

SHARES
SPECIMEN

COMMON STOCK

CUSIP 05580M 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE PER SHARE OF

B. RILEY FINANCIAL, INC.

Transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

B. RILEY FINANCIAL, INC. INCORPORATED MAY 7, 2009 DELAWARE

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CHIEF FINANCIAL OFFICER, ASSISTANT SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT AND REGISTRAR
BY
SPECIMEN
AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT– .... Custodian (until age ....)
(Cust)
....................under Uniform Transfers
(Minor)
to Minors Act....................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____

____

______________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.